Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  7.15%
     January, 1997  7.06%
     December, 1996  7.40%
     November, 1996  6.99%

Cash Yield                                              23.62%

Investor Charge Offs                                    6.31%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 4.97%

Seller's Interest                                       20.58%

Total Payment Rate                                      10.80%

Total Principal Balance                                $7,376,458,173.22

Investor Participation Amount                          $250,000,000.03

Seller Participation Amount                            $1,518,124,839.86